Exhibit 10.1

Consulting Agreement Amendment A

This Consulting Agreement Amendment is dated May 7, 2026 (the “Effective Date”), by and between Richard Ferrari and Tenon Medical, Inc. (collectively, the “Parties”).

WHEREAS the Parties entered into a Consulting Agreement on May 7, 2021 (the “Original Contract”).

WHEREAS the Parties hereby agree to extend the term of the Original Contract in accordance with the terms of the Original Contract as well as the terms provided herein.

In consideration of the mutual covenants contained herein, the Parties mutually agree as follows:

The parties agree to extend the Original Contract for an additional (1) year, which will begin immediately upon the effective date of this agreement, May 7, 2026, and will end on May 6, 2027.

The attached Exhibit A shall supersede the previous Exhibits and amendments effective May 7, 2026.

All other terms and conditions of the Original Contract remain unchanged.

/s/ Richard Ferrari	/s/ Steve Foster
Richard Ferrari	Steve Foster
Consultant	President & CEO

5/21/2026	5/21/2026
Date Signed	Date Signed

EXHIBIT A

DESCRIPTION OF CONSULTING SERVICES AND COMPENSATION

a)	Consultant's duties under this Agreement shall be to assume the role of Executive Chairman of Tenon Medical.

b)	For services rendered by Consultant under this Agreement, the Company will pay Richard Ferrari $45,000 quarterly ($180,000 on an annual basis).